Capital Group Emerging Markets Total Opportunities Fund® Prospectus Supplement October 1, 2019 (for prospectus dated July 1, 2019)

The following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

Patricio Ciarfaglia, Partner, Capital International Investors, serves as an equity portfolio manager for the fund. Patricio has 19 years of investment experience in total (11 years with Capital Research and Management Company or affiliate). He has 1 year of experience in managing the fund.

Steven G. Backes is no longer managing money in the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-353-1019P CGD/AFD/10039-S75394

Capital Group Emerging Markets Total Opportunities Fund® Statement of Additional Information Supplement October 1, 2019 (for statement of additional information dated July 1, 2019)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended to read as follows. Except as noted below, footnotes to the table remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Patricio Ciarfaglia[5]	None[6]	None		None		None
Luis Freitas de Oliveira	None[4]	None		4	$2.05	None
Ric Torres	$100,001 – $500,000	1	$2.1	7	$3.70	None

5 Except as otherwise noted, information is as of August 31, 2019.

[6]	The fund is designed primarily for taxable residents of the United States. Because the portfolio manager is not domiciled in the United States, an investment in the fund may not be appropriate for his personal portfolio. However, as of October 1, 2019, Patricio Ciarfaglia beneficially owned in the $100,001-$500,000 range of equity securities in a non-U.S. fund or account with an investment objective, strategies and risks substantially similar to those of the fund.

Keep this supplement with your statement of information.

Lit. No. MFGEBS-357-1019O CGD/10149-S75398